                                                                   EXHIBIT 10.11

                            AGREEMENT FOR SERVICES
                            ----------------------


This Agreement is entered into as of February 5, 1998, between Ameritech Services Inc., a Delaware corporation, with principal offices at 2000 West Ameritech Center Drive, Hoffman Estates, Illinois 60196-1025, for itself and the Affiliates of Ameritech Corporation, the parent company (hereinafter "Ameritech"), and Teltrust Communications Services, Inc., a Utah corporation, with principal offices at 221 North Charles Lindbergh Drive, Salt Lake City, Utah 84116 (hereinafter "Supplier").

In consideration of the mutual promises set forth herein, the parties agree as follows:

                                  ARTICLE ONE

1.01  SCOPE OF SERVICES
      -----------------

This agreement is for the provision of services by Supplier required to furnish in-region telecommunication services including, but not limited to, IntraLATA and InterLATA transport and operator services via the "1-800-AMERITECH" access number in accordance with the specifications and requirements set forth in Attachment "A" (hereafter "Services"). Supplier shall comply with the specifications and requirements established in this Agreement.

From time to time, Supplier may make available or Ameritech may request additional services other than the Services listed in this Agreement. If Ameritech desires any such additional service, the price of such additional product or service, and the terms and conditions on which it will be provided, will be determined by mutual agreement of the parties hereto at the time such product or service is offered by Ameritech, and this Agreement will be modified accordingly.

1.02  AGREEMENT TERM
      --------------

This Agreement is effective February 5, 1998 through March 31, 2000 or twenty four (24) full months after the date of commercial deployment of the Service, if commercial deployment occurs after April 1, 1998, (hereafter "Initial Term"). The Services shall be implemented according to the schedule set forth in Exhibit "E". Ameritech shall have the option to extend the Initial Term of this Agreement for additional twelve (12) month periods by giving Supplier written notice at least sixty (60) days prior to the expiration of the Initial Term and of any subsequent term. In the absence of such notification, this Agreement shall terminate on the scheduled expiration date.

1.03  LICENSE
      -------

Ameritech hereby grants Supplier a limited, revocable (pursuant to the terms set forth in this Agreement), non-transferable, but exclusive license to use "1-800-AMERITECH" to provide telecommunications services originating within the Ameritech region. Such license is granted only with the express understanding that: (i) Ameritech owns all rights to 1-800-AMERITECH; (ii) Supplier can perform no advertising or promotion of 1-800-AMERITECH without the prior written consent of Ameritech other than in the normal course of providing the Service;
(iii) Supplier can not communicate with the 1-800-AMERITECH customers in any manner without the prior written consent of Ameritech; and (iv) Supplier can retain call data solely for tax and/or regulatory purposes and other uses belonging solely to Ameritech.

1.04  LICENSE FEES AND COMPENSATION
      -----------------------------

License fees and compensation are set forth in Attachment "B".

1.05  ACCEPTANCE
      ----------

All Services provided hereunder shall be subject to Ameritech's inspection and right of rejection. Ameritech shall have no obligation to accept Services which do not conform to the specifications and requirements established in this Agreement, as set forth in Attachment "A" hereto.

1.06  TERMINATION
      -----------

After the Initial Term of this Agreement, Ameritech may at any time and for any or no reason terminate this Agreement, in whole or in part, by giving seventy five (75) days prior written notice to Supplier. During the Initial Term of this Agreement, Ameritech reserves the right to limit the scope of this Agreement to the extent Ameritech is granted the right to provide InterLATA telecommunications services within the State(s) of Illinois, Indiana, Michigan, Ohio and/or Wisconsin.

After the Initial Term of this Agreement, Supplier may at any time and for any or no reason terminate this Agreement, by giving seventy five (75) days written notice to Ameritech.

Termination of this Agreement, whether by passage of time or otherwise, by Ameritech or Supplier shall automatically operate to simultaneously terminate the Billing and Collection Agreement between Ameritech and Supplier, to the extent the Billing and Collection Agreement covers billing and collection of 1-800-AMERITECH calls. Conversely, termination of the Billing and Collection Agreement, whether by passage of time or otherwise by Ameritech or Supplier, shall automatically operate to simultaneously terminate this Agreement.

1.07  CHANGE IN CONTROL
      -----------------

Notwithstanding the previous Section, Ameritech may terminate this Agreement at anytime with thirty (30) days written notice if there is a change in control of Supplier. As used in this paragraph, a "Change in Control" means any transaction or series of related transactions after the effective date of this Agreement which results in the surviving or resulting corporation or the issuer being directly or indirectly controlled (control of more than fifty percent (50%) of the outstanding voting securities) by an entity listed in Attachment "D". All percentages referenced herein shall be determined on a fully diluted basis. The following transactions shall not constitute, or be considered in determining, a Change of Control: (i) any acquisition of Supplier's securities by Supplier; or
(ii) any acquisition of securities by any employee benefit plan or related trust sponsored by Supplier; or (iii) consummation of a public offering by Teltrust Inc. In the event of a Change in Control of Supplier pursuant to which an entity listed in Attachment "D" or any of its affiliates acquires control of Supplier, Supplier shall immediately so notify Ameritech in writing and Ameritech may at its sole election, which election will be communicated to Supplier within sixty
(60) days after receipt of Supplier's notice of Change of Control, either (a) consent to such Change in Control, in which event this Section 1.06 shall thereafter apply to the successor corporation, or (b) terminate this Agreement without any further obligation or liability to Supplier, or liability by Supplier to Ameritech.

1.08  DEFAULT
      -------

Each of the following events, separately, shall constitute a default:

A party shall fail to pay when due any amount owed to the other party pursuant to this Agreement, if and for the duration that such failure to pay does not result from a dispute pursuant to Section 2.15 hereof, and such failure shall continue unremedied for thirty (30) business days after written notice thereof shall be given to the defaulting party by the non-defaulting party;

A party shall fail to perform or observe in any material respect any material covenant contained in this Agreement, and any such failure shall remain unremedied for thirty (30) days after written notice thereof shall have been given to the defaulting party by the non-defaulting party;

Any material action by a party which directly or indirectly violates any applicable federal, state or local law, ordinance or regulation, or any FCC and/or state regulatory rules and policies.

Upon any occurrence of any default by Ameritech, Supplier shall have the right to: (i) suspend Services under this Agreement; (ii) terminate this Agreement and any other agreements or instruments delivered to Supplier in connection with this Agreement; and (iii) exercise all other remedies available to it under this Agreement and other such agreements and instruments otherwise available at law or in equity.

Upon any occurrence of any default by Supplier, Ameritech shall have the right to: (i) terminate this Agreement and any other agreements or instruments delivered by Supplier in connection with this Agreement; (ii) declare all amounts payable by Supplier to Ameritech hereunder immediately due and payable; and (iii) exercise all other remedies available to it under this Agreement and other such agreements and instruments otherwise available at law or in equity.

Each party's rights and remedies hereunder shall be cumulative and the exercise by a party of any particular right or remedy shall not prevent such party from exercising any other right or remedy.

1.09  MINIMUM VOLUME COMMITMENT
      -------------------------


[***]


* Portions of this Agreement have been redacted to preserve the Company's confidential information.

Ameritech shall be entitled to reduce the payment specified herein if and to the extent Ameritech returns to Supplier any Co-Marketing Contributions held by Ameritech but not then spent on marketing the Service.

With thirty (30) days notice and approval from Ameritech, Supplier may withhold the appropriate amount from monies it would otherwise remit to Ameritech. Otherwise, Ameritech shall pay the amount due directly to Supplier within thirty
(30) days of notice from Supplier.

For the purposes of this Section, the Initial Term shall have the same meaning as set forth in Section 1.02 above or any shorter period of time resulting from Ameritech's terminating this Agreement.

In the event Ameritech is permanently prevented by a Force Majeure cause from performing under this Agreement, this Agreement shall be amended automatically to retain Supplier as the operator services provider for Services under all of the relevant terms and conditions, including rates, contained in this Agreement.


[***]


1.10  NOTICES
      -------

Any notice which under the terms of this Agreement must or may be given or made by either party hereunder shall be in writing and shall be delivered personally or sent by express delivery service or by certified mail, return receipt requested, addressed to the respective parties as follows:

      To Ameritech:      Ameritech Corporation
                         2000 West Ameritech Center Drive
                         Hoffman Estates, IL  60196-1025
                         Attn: Peter Risman 3E37D

      To Supplier:       Teltrust Communications Services, Inc.
                         221 North Charles Lindbergh Drive
                         Salt Lake City, UT 84116
                         Attn: Steven E. Swenson, w/ copy to Mark McNeill

or to such other address as either party shall designate by proper notice. Notices will be deemed to have been received as of the earlier of the date of actual receipt or, in case of notices sent via U.S. mail, three (3) business days after mailing. A signed receipt shall be obtained where a notice is delivered in person.

1.11  STATEMENTS and PAYMENT
      ----------------------

Statements.  Within thirty (30) days of the last day of each calendar month
----------
during the term of this Agreement and for each month thereafter until all charges for the Services have been paid, Supplier shall prepare and deliver to Ameritech a statement summarizing the various Services performed during the



* Portions of this Agreement have been redacted to preserve the Company's confidential information.

immediately preceding month. Supplier's failure to forward a statement within the prescribed time period shall not relieve or otherwise modify or alter in any way Supplier's obligation to make the payments required herein. All statements are subject to a Quarterly true-up, pursuant to the provisions set forth in Attachment "B".

Payments.  Within ten (10) business days after receipt of funds, Supplier shall
---------
make payment of amounts due to Ameritech by wire transfer to an account specified by Ameritech. All payments are subject to a Quarterly true-up, pursuant to the provisions set forth in Attachment "B". In the event that the timing of payments under the Billing and Collections Agreement and payments by Supplier as a result of provisioning Services under this Agreement result in a negative cash flow to Supplier, then Ameritech will (at Supplier's request) adjust collection terms on payments due it to eliminate the negative cash flow.

Disputed Payments.  Any payment that is not paid when due by either party,
-----------------
including any disputed payment withheld by either party in connection with this Agreement or the Billing and Collections Agreement, pending resolution of the dispute which subsequently determined to be due and owing shall be subject to a late fee calculated using the prime rate (the average rate published in The Wall
                                                                        --------
Street Journal on the payment due date) plus two percent (2%).
--------------

1.12  POST-TERMINATION RESPONSIBILITIES
      ---------------------------------

Prior to the expiration or termination in whole or in part, of this Agreement, and extending for a reasonable period of time beyond such termination or expiration of this Agreement, if deemed necessary by Ameritech, Supplier shall supply to Ameritech such reasonable support and assistance as Ameritech shall specify to assist Ameritech in the orderly winding-down of the performance of Services by Supplier and the transition of such services to Ameritech or to a successor selected by Ameritech. These transition services shall include the transfer of 800/888 access numbers and the transfer (and conversion to a different database format, if necessary) of the 1-800-AMERITECH customers' preferences, usage and other database information to Ameritech or its chosen service provider. Ameritech shall pay for the transition services specified herein in accordance with the pricing provisions hereof, or if not specified, at Supplier's then-current prices.

Except as required pursuant to Subsection (a) hereof, upon the partial or complete expiration or termination of this Agreement, each Party agrees to (i) immediately cease all new use of the other Party's name, trade names, trademarks and service marks, and logo; (ii) immediately deliver to the other Party any and all materials not distributed bearing the other Party's name, trade names, marks, or logos; and (iii) return all proprietary and confidential information of the other Party to the other Party. The obligations contained in this Section shall survive the termination of this Agreement.

The expiration or termination of this Agreement shall not release either Party from any liability, obligation or agreement which, pursuant to any provision of this Agreement, is to survive or be performed after such expiration or termination.

Within ninety (90) days of the termination of this Agreement, the parties shall complete a final true-up. Within thirty (30) days of agreement on said true-up, the parties shall settle all amounts due each other.

                                  ARTICLE TWO

2.01  ASSIGNMENT
      ----------

Neither party shall assign any right or obligation under this Agreement without the other party's prior written consent. Any attempted assignment shall be void, except that either party may assign monies due or to become due to it, provided that (a) the assigning party gives the other party at least thirty (30) days prior written notice of such assignment and (b) such assignment does not impose upon the other party obligations to the assignee other than the payment of such monies.

Notwithstanding the foregoing, Ameritech may assign this Agreement, in whole or in part, to any of its Affiliates. Ameritech will provide Supplier with at least thirty (30) days prior written notice of such assignment. Upon such assignment and assumption of liability thereto by the assignee, Ameritech shall be discharged of any subsequent liability under this Agreement.

Without limiting the generality of the foregoing, this Agreement shall be binding upon and shall inure to the benefit of the parties' respective successors and assigns.

Notwithstanding anything to the contrary herein, Ameritech hereby consents to the Supplier granting a security interest in Supplier's rights under this Agreement to any Lender providing financing to the Supplier, including Fleet National Bank (as Administrative Agent) on behalf of certain lenders to secure loans and other obligations of the Supplier and certain other related Parties under a credit agreement among Teltrust Inc., its Affiliates and Fleet National Bank.

Ameritech further consents to the exercise by Fleet of its rights and remedies under that certain Credit Agreement, provided, however, Ameritech shall not be deemed to have consented hereunder, and expressly reserves its right to consent to the transfer of rights under the Agreement to any third party as a result of the exercise by Fleet of such rights and remedies, provided that Ameritech shall not unreasonably withhold its consent to such assumption or transfer.

2.02  AUDITS AND EXAMINATIONS
      -----------------------

(a) Upon reasonable advance written notice to Supplier, Ameritech shall be entitled from time to time (but no more frequently than every six (6) months) to audit (a) Supplier's books and records to confirm the accuracy of charges invoiced and payments made by Supplier to Ameritech, (b) the database of calling information to verify its accuracy and completeness, and (c) Supplier's personnel and methods and procedures to verify Supplier's compliance with this Agreement. Any such audit shall be performed at reasonably convenient times for the Parties and during normal business hours. Any audit of the accuracy and completeness of Supplier's invoices to Ameritech shall be limited to transactions underlying those invoices submitted within one (1) year of Ameritech's request for the audit. If any audit conducted by Ameritech reveals a discrepancy of five percent (5%) or more, then Supplier shall reimburse Ameritech's reasonable audit expenses. Nothing herein shall give Ameritech the right to have access to any information other than that information related to Ameritech's account.

(b) Notwithstanding the foregoing, Ameritech shall be entitled to place one (1) or more of its employees and/or consultants at Supplier's facilities in order to audit the accuracy, correctness and completeness of the Carrier's bills to Supplier for Services provided by Supplier pursuant to this Agreement. Supplier shall furnish such employees/consultants reasonable accommodations, facilities and assistance in this effort, and Ameritech shall reimburse Supplier for any reasonable out of pocket expenses (to include such expenses as telephone charges but not to include an allocation for rent, lights, heat, etc.) incurred by Supplier in providing such accommodations, facilities and assistance.

2.03  CHOICE OF LAW AND FORUM
      -----------------------

This Agreement and any claims arising hereunder or related hereto, whether in contract or tort, shall be governed by the laws of Illinois, except provisions relating to conflict of laws. Any suit arising out of or regarding this Agreement which is brought by a party shall be filed in a court of competent jurisdiction within the home State of the other party hereto.

2.04  COMPLIANCE WITH LAWS
      --------------------

Supplier and all persons furnished by Supplier shall comply with the provisions of the Fair Labor Standards Act, the Federal Occupational Safety and Health Act, environmental laws and all other applicable federal, state and local laws, ordinances and regulations in the performance of this Agreement, including the procurement of required permits and certificates.

Supplier shall maintain throughout the term of this Agreement all federal, state and local licenses, permits, and certificates necessary to perform this Agreement, which shall be promptly furnished to Ameritech upon request.

2.05  CONFIDENTIAL INFORMATION
      ------------------------

Duty of Care - Each Party acknowledges that any Confidential Information which
------------
may be provided to it by the other Party or which may be generated by a Party in performing its obligations under this Agreement may have substantial value to the Disclosing Party. Accordingly, each Receiving Party agrees to take all reasonable and necessary steps to preserve the confidentiality of all Confidential Information received from a Disclosing Party, whether generated and/or communicated in writing, electronically, orally, or otherwise. A receiving Party shall use not less than the same degree of care to avoid disclosure of such Confidential Information as it uses with respect to its own proprietary and confidential information of like importance and, at a minimum, shall exercise reasonable care.

Confidential Information -  For purposes of this Agreement, "Confidential
------------------------
Information" shall include, without limitation, the terms of this Agreement, Ameritech's 1-800-AMERITECH Customer lists and associated information, Supplier's rates or agreements with its Carriers, and such other confidential engineering, technical, financial, business, marketing, promotional, usage and sales data as a Disclosing Party shall designate as "confidential," either orally or in writing.

Restrictions on Use and Disclosure - Each Party recognizes and acknowledges that
----------------------------------
a Disclosing Party is disclosing Confidential Information solely to facilitate full performance of this Agreement by both Parties and each Receiving Party agrees to, and shall use the Confidential Information disclosed to it by the Disclosing Party solely in furtherance of this purpose and not for any other purpose. A Receiving Party shall restrict disclosure of Confidential Information to such of its directors, officers, employees, and agents as shall have obligated themselves in writing to comply with the restrictions on use and disclosure contained in this Agreement and who have a reasonable need to know such information for such purpose and shall reproduce such information only to the extent necessary for such purpose. A Receiving Party may disclose Confidential Information to a Consultant, but if it does so, it must ensure that the Consultant is obligated in writing to abide by the restrictions on use and disclosure contained in this Agreement and that the Confidential Information bears appropriate legends or statements indicating the confidential and/or proprietary nature of the information. A receiving Party shall be liable for any violation of the provisions of this Article 2.05 by any such Consultant. Except as expressly provided otherwise herein, a Receiving Party shall not disclose Confidential Information to any third party.

Exceptions - The restrictions on disclosure by a Receiving Party of Confidential
----------
Information shall not apply to: (i) information which at the time of disclosure was generally available to the public; (ii) information which subsequent to its disclosure by the Disclosing Party to the Receiving Party is published or otherwise becomes available to the public through means other than an act or omission of the Receiving Party; (iii) information which was previously known to the Receiving Party free of any obligation to keep it confidential or which is subsequently and independently developed in good faith by the Receiving Party without reference to or use of the Confidential Information; and (iv) information rightfully acquired by a receiving Party in good faith from a third party on a non-confidential basis without breach of an agreement to maintain said information in confidence. Notwithstanding anything to the contrary herein, a Receiving Party may disclose confidential Information if required to do so by law, or if ordered to do so by a court or other governmental authority of competent jurisdiction; provided, however, that a Receiving Party shall provide the Disclosing Party prior written notice of any such mandated disclosure and exercise its best efforts, consistent with sound business practice, both to afford the Disclosing Party an opportunity to contest the disclosure and to itself limit the extent of the disclosure to the maximum extent practicable. Upon the requests of the Disclosing Party, the Receiving Party shall use its best efforts to negotiate with any court or governmental authority of competent jurisdiction that has compelled such disclosure an appropriate protective order that would permit review of any Confidential Information only by the court or appropriate staff of the governmental authority and would limit any further disclosure to the maximum extent possible.

Ownership - Confidential Information disclosed to and/or generated by a
---------
Receiving Party is and shall remain the property of the Disclosing Party. By disclosing the Confidential Information to a Receiving Party, the Disclosing Party does not relinquish any of its proprietary rights and interests therein and hereby specifically reserves all such proprietary rights and interests to said Confidential Information. A Receiving Party shall return (or, with the consent of the Disclosing Party, which shall not be unreasonably withheld, destroy) all Confidential Information and all copies thereof, including, without limitation, written and electronic copies, as well as all summaries, notes, or other documents, materials or things containing Confidential Information, to the Disclosing Party promptly upon the reasonable written requests of the Disclosing Party and upon termination of this Agreement.

Injunctive Relief - In the event of a breach or threatened breach by a Receiving
-----------------
Party or its agents of the terms of this Article 2.05, the Disclosing Party shall be entitled to an injunction prohibiting such breach in addition to other legal and equitable remedies available to it in connection with such breach. Each Party acknowledges that the Confidential Information of the other Party is valuable and unique and that the use or disclosure of such Confidential Information in breach of this Agreement will result in irreparable injury to the other Party.

Survival - The Parties hereby agree that the confidentiality and non-use
--------
undertakings reflected in this Article 2.05 shall survive the termination of this Agreement.

2.06  FORCE MAJEURE
      -------------

Neither Ameritech nor Supplier shall be liable to the other for any delay or failure in performance hereunder due to fires, strikes, stoppage of work, embargoes, requirements imposed by governmental regulations, civil or military authorities, acts of God, the public enemy or other causes which are beyond the reasonable control of the party unable to perform (hereinafter "force majeure"). If a force majeure occurs, the party delayed or unable to perform shall give immediate notice to the other party. In the event Supplier is the party delayed or unable to perform, Ameritech may elect: (a) to terminate this Agreement relating to Services not already performed without any further liability to Supplier, or (b) to suspend performance for the duration of the force majeure, during which period Ameritech may buy elsewhere substitute services. In the event the parties established a commitment, purchase level or discount program, the quantity bought or for which commitments have been made elsewhere shall be deducted from such commitment, purchase level or discount program. Ameritech shall not be obligated to pay for Services to the extent and for the duration that performance thereof is delayed or prevented pursuant hereto. Ameritech's exercise of its rights under option (b) shall not prevent Ameritech from subsequently terminating this Agreement. Unless written notice of termination is given by Ameritech, option (b) shall be deemed selected.

2.07  HEADINGS
      --------

The Clause headings inserted in this Agreement are for convenience only and shall not affect the meaning or interpretation of this Agreement.

2.08  INDEMNITY
      ---------

Each party shall defend, indemnify and hold harmless the other and the other's officers, directors, employees, and agents and their successors and assigns against and from any and all losses, liabilities, suits, damages, claims, demands, and expenses (including, without limitation, reasonable attorneys' fees), whether based on contract or tort (including strict liability), arising out of or in conjunction with this Agreement, but only to the extent that such losses, liabilities, damages, claims, demands, and expenses arise out of or in connection with, claims or lawsuits brought by unaffiliated third parties alleging (1) the negligent or intentional acts or omissions of the indemnifying party, its Affiliate(s) or subcontractors, or the officers, directors, employees, agents, successors and assigns of any of them, (2) the failure of the indemnifying party, its Affiliate(s) or subcontractors to fully comply with the provisions of this Agreement, (3) defective or malfunctioning Services provided hereunder, and (4) assertions under Worker's Compensation or similar laws made by persons furnished by the indemnifying party. The indemnified party shall promptly notify the indemnifying party of any written claim, loss, or demand for which the indemnifying party is responsible under this Section.

Notwithstanding the foregoing, Ameritech shall indemnify, defend and hold harmless Supplier from all liabilities, expenses, costs and damages (including legal fees and expenses) related to any litigation or regulatory action resulting from a challenge to Ameritech's authority or authorization to enter into this Agreement, or to contract with Supplier to provide Services.

2.09  RELATIONSHIP OF PARTIES
      -----------------------

No Joint Employment - Nothing in this Agreement shall be construed to constitute
-------------------
Ameritech and Supplier as joint employers of either Party's employees or agents or Supplier as a special employer of any employee or agent of Ameritech.

Relationship of the Parties - Each of the Parties shall act as, and shall be,
---------------------------
independent contractors in all aspects of their performance of this Agreement. Nothing contained in this Agreement shall authorize either Party to act as agent for the other, nor grant either Party authority to make representations or agreements on behalf of the other. Nothing in this Agreement shall be deemed to constitute or create a joint venture, partnership, pooling arrangement or other formal business entity or fiduciary relationship between Supplier and Ameritech. Nothing in this Agreement shall be construed to give any person or entity other than Supplier and Ameritech any legal or equitable right, remedy or claim under this Agreement or any provision contained herein.

2.10  INFRINGEMENT
      ------------

Supplier shall defend, indemnify and hold harmless Ameritech and its corporate affiliates from and against any suits, claims, actions, losses, damages, expenses (including attorneys' fees and costs) or liabilities that may result by reason of any alleged violation, infringement or misappropriation of a United States patent, trade secret, copyright or other proprietary right based on any Services (including any materials and/or equipment utilized or supplied in the performance of such Services) provided under this Agreement. Ameritech shall promptly notify Supplier of any claim of infringement, violation or misappropriation for which Supplier is responsible and shall cooperate with Supplier to facilitate the defense or settlement of such claim. Supplier or Supplier's attorney(s) shall keep Ameritech reasonably apprised of the continuing status of the claim, including any lawsuit resulting therefrom, and shall permit Ameritech, upon Ameritech's written request and at its own expense, to participate in the defense or settlement of such claim.

If use of the Services shall be prevented or appears likely to be prevented by court order or settlement resulting from any such claim, Supplier shall, at its expense, either: (a) by license or release from claim of violation, infringement or misappropriation, procure for Ameritech the right to continue receiving the Services; or (b) modify the Services so that they are functionally equivalent to the original Services but are no longer subject to a claim of violation, infringement or misappropriation; or (c) remove any infringing materials and replace same with equally suitable materials free from claim of violation, infringement or misappropriation. Unless otherwise agreed in writing by Ameritech, Supplier shall use its best efforts to procure the right for Ameritech to use the Services as provided in (a) above.

2.11  INSURANCE
      ---------

Supplier shall maintain during the term of this Agreement: (a) Workers' Compensation insurance as prescribed by the law of the State in which Supplier's obligations under this Agreement are performed, (b) Employer's Liability insurance with limits of at least $500,000 for each occurrence, (c) Commercial General Liability insurance (including, but not limited to, contractual and products liability coverage) with combined single limits for each occurrence of at least $1,000,000, and (d) if the use of motor vehicles is required, Commercial Automobile Liability insurance (including hired and non-owned coverage) with combined single limits for each occurrence of at least $1,000,000 for bodily injury and property damage. Neither Supplier nor Supplier's insurer(s) shall have a claim, right of action or right of subrogation against Ameritech based on any occurrence insured against, in whole or in part, under the foregoing insurance. Supplier's policy shall be endorsed to name Ameritech Corporation and its corporate affiliates as additional insureds and state: "Ameritech Corporation is to be notified in writing at least sixty (60) days prior to cancellation of or any material change in this policy." Supplier shall furnish a copy of the endorsement and certificate(s) evidencing the foregoing insurance coverage prior to commencement of Services hereunder and, if applicable, annually thereafter during the term of this Agreement. Supplier's purchase of insurance shall not in any way limit Supplier's liability under this Agreement.

[***]


2.13  NONEXCLUSIVITY
      --------------

Other than as set forth in Section 1.03 above, this Agreement does not grant to Supplier any exclusive right or privilege to provide to Ameritech services of the type contemplated herein, and Ameritech reserves the right to contract with other parties for the procurement of comparable services or to utilize its own employees or employees of its corporate affiliates to provide comparable services.

2.14  NONWAIVER
      ---------

Failure of either party to insist on performance of any term or condition of this Agreement or to exercise any right or privilege hereunder shall not be construed as a waiver of such term, condition, right or privilege in the future.

2.15  OFFSET
      ------

Both parties' obligations under this Agreement shall be subject to deduction of any valid claim of one Party against the other Party arising under this Agreement. Ameritech shall have the right to offset any valid claim related to disputed amounts in the Quarterly true-up against amounts due under the Billing and Collection Agreement. Neither Party shall be obligated to make payments required hereunder during which time such payments are in dispute. The Parties, however, shall continue performing their respective obligations during such dispute. Immediately following resolution, a Party shall be responsible for any amounts due and owing as a result of such dispute.

If either party disputes any calculation or amount shown on an invoice or payment, it shall notify the other party of such dispute and the basis therefor within twenty (20) business days after receipt of such invoice. The non-disputing party shall respond to the disputing party in writing within ten (10) business days of its receipt of such a notice. If the dispute is not resolved as a result of the response, Ameritech


* Portions of this Agreement have been redacted to preserve the Company's confidential information.

and Supplier shall in good faith attempt to resolve such dispute through mediation and arbitration in accordance with Article Three hereof.

2.16  PUBLICITY
      ---------

Supplier shall not identify, either expressly or by implication, Ameritech or its corporate affiliates, or use any of their trademarks, trade names, service marks, other proprietary marks, or reference the Services performed hereunder in any advertising, press releases, publicity matters or other promotional materials without Ameritech's prior written permission.

Except for Ameritech's use of Supplier's name and/or trademark(s) and logo(s) to identify that Supplier is the provider of Services to 1-800-AMERITECH customers, neither party shall use the name or logo of the other party or an Affiliate of the other party without the prior express written consent of the other party. All use by a party of the other party's name, trade names, trademarks, service marks, and logos will inure to the benefit of the other party. Each party further agrees not to use the other party's name, trade names, trademarks, service marks, or logos as or with any part of any name, mark, or trade name of the party or any Affiliate of the party. Without limiting any other provision of this Agreement, all uses by a party of a name or logo of the other party, whether on tangible materials or in communications in connection with the rendition of its duties hereunder, must conform to this Agreement and, where applicable, the policies and practices of the other party furnished to the party from time to time.

Ameritech recognizes that Supplier may be required to disclose its major customers in certain filings it makes in connection with a public offering of its securities, and Ameritech hereby consents to such disclosure.

2.17  REMEDIES
      --------

The rights and remedies herein provided shall be cumulative and shall be in addition to any other remedies available at law or in equity.

2.18  SEVERABILITY
      ------------

If any provision of this Agreement shall be held invalid or unenforceable, such provision shall be deemed deleted from this Agreement and shall be replaced by a valid and enforceable provision which so far as possible achieves the same economic and other benefits for the parties as the severed provision was intended to achieve, and the remaining provisions of this Agreement shall continue in full force and effect.

2.19  SUBCONTRACTORS
      --------------

Supplier shall not engage or make use of subcontractors for the purpose of providing Services hereunder, except as authorized in writing by Ameritech. The foregoing shall not include Installers, Programmers, Consultants or Third Party hardware and software suppliers. No provisions of this Agreement or of any agreement between Supplier and any subcontractor shall be construed as an agreement between Ameritech and any subcontractor. Except for subcontractors designated or approved by Ameritech, Supplier shall be as fully responsible to Ameritech for the acts and omissions of any of Supplier's subcontractors or of any other contractors engaged by the subcontractor, as Supplier is for the acts and omissions of Supplier's own employees.

Any material agreement Supplier enters into with a subcontractor for any Services to be provided hereunder shall be in writing and signed by Supplier and the subcontractor, and it shall set forth the agreement of the subcontractor to comply with the requirements set forth in the COMPLIANCE WITH LAWS Clause and all applicable requirements and specifications set forth herein. Supplier's subcontractor shall maintain such insurance as will adequately protect the subcontractor against any loss, damage, claim or liability resulting from its performance hereunder including, but not limited to, Workers' Compensation, Employer's Liability, Commercial Automobile Liability, and Commercial General Liability insurance. Supplier shall indemnify Ameritech against all loss, cost, expense or liability incurred by Ameritech on account of Supplier's failure to secure such written agreement by each subcontractor.

2.20  SURVIVAL OF OBLIGATIONS
      -----------------------

The parties' obligations under this Agreement which by their nature are intended to continue beyond the termination or expiration of this Agreement shall survive the termination or expiration of this Agreement.

2.21  SUSPENSION OF PERFORMANCE
      -------------------------

If bankruptcy proceedings are commenced with respect to Supplier and if this Agreement has not been otherwise terminated, then Ameritech may suspend all future performance of this Agreement until Supplier assumes and provides adequate assurance of future performance or rejects this Agreement pursuant to
(S)365 of the Bankruptcy Code or any successor provision. Any such suspension of further performance by Ameritech pending Supplier's assumption or rejection will not be a breach of this Agreement and will not affect Ameritech's right to pursue or enforce any of its rights under this Agreement or otherwise.

2.22  TAX
      ---

Supplier shall be solely responsible for the payment of all applicable federal, state and local excise sales and use taxes to the proper jurisdiction on all Services provided by Supplier. Each party shall pay or cause to be paid, when due, all federal, state and local taxes payable with respect to the revenues and profits recognized by that party hereunder. Ameritech shall not be held liable for Supplier's failure to pay the appropriate tax amounts to the proper jurisdiction, unless such underpayment is due to Ameritech's failure to properly assess, collect and remit the appropriate tax amount to Supplier, and provide Supplier with the appropriate tax information for tax returns. In such case, Ameritech shall be liable for any such underpayment, including interest and penalties.

2.23  WARRANTY
      --------

Supplier represents and warrants to Ameritech that the Services shall conform to and operate in strict accordance with the specifications contained in Attachment "A" attached hereto. Ameritech acknowledges and agrees that, except as expressly provided otherwise herein, Supplier makes no warranty, either express or implied, concerning its facilities, products or services, including, without limitation, warranties or merchantability or fitness for a particular use or purpose. In no event shall Supplier be liable for any act or omission of any Ameritech-approved carriers or suppliers from whom Supplier obtains net-work services, or any other equipment, products or services, nor shall Supplier be liable for any damages or losses due to the fault or negligence of Ameritech or its End Users.

2.24  YEAR 2000 CAPABILITIES
      ----------------------

Supplier warrants that its Services and any information supplied by Supplier to Ameritech shall properly perform Year 2000 Processing. Supplier shall promptly remedy any breach of this warranty at no additional charge to Ameritech by correcting its Services so as to make them capable of correctly performing Year 2000 Processing. Supplier's breach of this warranty shall not be subject to any provisions regarding limitations of Supplier's liability set forth in this Agreement. "Year 2000 Processing" means processing which is dependent upon usage of calendar dates, including dates on or after January 1, 2000. Year 2000 Processing includes, in addition to software provided by Supplier, any third party software embedded in the Services that manages and/or manipulates data involving dates, including single century formulas and multi-century formulas. "Proper Processing" means the Services will not cause an abnormally ending scenario or result in incorrect values generated involving dates.

2.25  ENTIRE AGREEMENT
      ----------------

The terms contained in this Agreement and the attachment(s) and specification(s) referred to herein, which are incorporated herein by this reference, constitute the entire agreement between the parties with respect to the subject matter hereof, superseding all prior understandings and communications, oral or written. In addition, Ameritech shall not be bound by any terms additional to or different from those in this Agreement that may appear subsequently in Supplier's quotations, acknowledgments, invoices or any other communications from Supplier. This Agreement may not be modified except by a writing signed by both parties.

2.26  CONSEQUENTIAL DAMAGES
      ---------------------

EXCEPT AS SPECIFICALLY PROVIDED IN THIS AGREEMENT OR AN ATTACHMENT HERETO, NEITHER PARTY SHALL BE HELD RESPONSIBLE TO THE OTHER PARTY OR TO ANY THIRD PARTY FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, OR SPECIAL DAMAGES INCURRED BY REASON OF A BREACH OF OR THE EXPIRATION OR TERMINATION OF THIS AGREEMENT.

2.27  PROPRIETARY SYSTEMS/TECHNOLOGY
      ------------------------------

Ameritech acknowledges that the technologies and systems, including but not limited to software, procedures and methods of processing information, activation and refresh systems, and other proprietary information provided to Ameritech and used by Supplier in connection with Supplier performance under this Agreement, are the sole and exclusive property of Supplier. Nothing contained herein shall convey to Ameritech any rights or interests in Supplier proprietary programs and systems, other than the right for Ameritech to use Supplier's proprietary programs and systems during, subject to and in conjunction with the terms and conditions of this Agreement, and except as such use may be required by Ameritech upon or after the expiration or termination of this Agreement to continue to utilize the Customer records database and/or convert or transition the Customer records database to Ameritech and/or a third party of Ameritech's choosing.

2.28  MUTUAL ACCOMMODATION
      --------------------

If and to the extent it will not place a party in breach of an agreement that party has with its carriers or other suppliers, or it is not otherwise a violation of any federal, state or local law, ordinance or regulation, the parties shall periodically discuss the arrangements each has with carriers for their telecommunications traffic and other related products and services. The parties shall in good faith look for opportunities to reduce their respective costs and expenses by aggregating purchasing volumes in new contractual arrangements or by allowing one party to purchase under or through the other party's contract(s).

                                 ARTICLE THREE

3.01  MEDIATION
      ---------

The parties shall attempt in good faith to promptly resolve any dispute relating to this Agreement by negotiation between their executives who have authority to settle the controversy and who are at a higher level of management than the persons with direct responsibility for administration of this Agreement. Either party may give the other party notice of any dispute not resolved in the normal course of business. Within fifteen (15) days after receipt of such notice, the receiving party shall submit to the other a written response. The notice and response shall include (a) a statement of each party's position and a summary of arguments supporting that position, and (b) the name and title of the executive who will represent that party and of any other person who will accompany the executive. Within twenty (20) days after receipt of the disputing party's notice, the executives of both parties shall meet at a mutually acceptable time and place, and thereafter as often as they deem reasonably necessary, to attempt to resolve the dispute. Each party shall honor reasonable requests for information made by the other. If the parties are unable to resolve the dispute within sixty (60) days of the disputing party's notice requesting mediation, then either party may initiate arbitration of the dispute as provided below.

3.02  ARBITRATION
      -----------

If the parties are unable to resolve a dispute by mediation as provided above, or if either party fails to resort to or comply with a request for such negotiation in a reasonable and timely fashion, then the exclusive remedy for resolving disputes between Ameritech and Supplier relating to this Agreement shall be by binding arbitration in accordance with the Center for Public Resources ("CPR") Model Procedure for Mediation of Business Disputes. One (1) arbitrator having experience in the data processing and/or telecommunications industry shall be selected by CPR to adjudicate any such dispute, and the arbitration shall be conducted on an expedited basis in the home city of the party against whom the arbitration is being invoked. Each party shall bear its own expenses of the arbitration, and the cost and expenses of the arbitrator shall be equally shared by the parties. The arbitration award shall be in writing and shall be final and binding upon the parties, and judgment thereon may be entered in any court of competent jurisdiction.

3.03  LIMITATION
      ----------

The requirements of this Article Three to utilize mediation and arbitration shall not apply to disputes between the parties for which injunctive relief is a remedy. During the pendency of any mediation and arbitration conducted under this Article Three, both parties shall continue the full performance of their respective obligations under this Agreement. Negotiations pursuant to this Article Three are confidential and shall be treated as compromise and settlement negotiations for purposes of the Federal Rules of Evidence and State rules of evidence or any arbitration proceeding between the parties.


                  [BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized the day and year first written above.


TELTRUST COMMUNICATIONS              AMERITECH SERVICES, INC.
SERVICES, INC.                       for itself and on behalf of its Affiliates


Signature: /s/ Jerry E. Romney Jr.   Signature: /s/ Bruce Chatterly
           -----------------------               -------------------

Printed Name: Jerry E. Romney Jr.    Printed Name: Bruce Chatterly
              --------------------                 ----------------

Title: Vice Chairman                 Title: Vice President
       ---------------------------          -----------------------

Date: 2-5-98                         Date: 2-17-98
      ----------------------------         ------------------------


/s/ Richard J. Dewitt
----------------------------------
                                                           [STAMP APPEARS HERE]


                                   [SIGNATURE APPEARS HERE] 2/17/98

                                ATTACHMENT "A"

                           TECHNICAL SPECIFICATIONS
                                      AND
                            FUNCTIONAL REQUIREMENTS
                            -----------------------

SERVICE REQUIREMENTS

Supplier affirms that they are in compliance with the following requirements:

Service Description
-------------------

Supplier will provide:

 .  An ABS (Alternate Billing Services) platform
 .  Operator Services to provide assistance in processing ABS calls
 . Dedicated transport facilities for the provisioning of all services accessed by using the Ameritech designated access number, including 100% of call completion volume.

Certification
-------------

 . Supplier is certified to complete both IntraLATA and InterLATA calls that originate In-Region and terminate anywhere in the North American Numbering Plan Area.
 .  Supplier is also certified to complete International calls that originate In-
   Region and terminate outside the North American Numbering Plan Area.

ABS Platform Access
-------------------

 . Supplier will provide In-Region originating toll-free (800/888/877) access to the platform utilizing Ameritech's 1-800 AMERITECH number.

Customized Branding
-------------------

 .  The ABS platform has the capability to custom brand on both the "front-end"
   and "back-end" of the platform.
 . Supplier will use the voice talent and announcements selected and approved or provided by Ameritech for the prompts and announcements supported by the ABS platform.

Billing Options
---------------

The ABS platform will be able to support the following billing options for both station-to-station and person-to-person calls:

 .  Ameritech LEC Calling Card
 .  Ameritech Proprietary Calling Card

 .  Other LECs' calling cards
 .  Commercial Credit Cards
 .  Collect
 .  Billed to Third (via Operator Assisted only)

ABS Platform Capabilities
-------------------------

    [***]


* Portions of this exhibit have been redacted to preserve the Company's confidential information.

Transport Requirements
----------------------

 . Supplier will transport all calls placed using the 1-800 AMERITECH designated access number that originate In-Region, and terminate anywhere in the North American Numbering Plan area.
 . Supplier will also transport all calls placed using the 1-800 AMERITECH designated access number that originate In-Region, and terminate to most international locations.
 . Supplier can support an Ameritech request to add international destinations on 30 days notice, dependent upon specific country requested and co-operation from in-country PTT.

Network Requirements
--------------------

 .  No more than [***] calls will experience blocking during the busy hour, based on current Ameritech volume projections.
 .  Subject to provisioned carrier:
      .  Network availability will be [***] or greater as measured each month.
      . Supplier will have alternate routing plans for originating and terminating traffic in the event of an outage effecting its access trunks.
      . [***] of terminating traffic will complete without experiencing blocking on the carrier's network.
 . Supplier will provide 24x7 performance monitoring of all system components. . All network connections supporting 1-800 AMERITECH will be 100% digital and
   SS7 compliant, such that the only degradations are delay, jitter, wander and slips.
 . Supplier will notify Ameritech of outages within [***] minutes of the event. . Supplier will provide 30 days notice to Ameritech of planned non-maintenance activities that may impact customers.
 . Supplier will accept and pay penalties imposed for failure to maintain these levels of service, as described in Attachment "C".

Validation Requirements
-----------------------

 .  Supplier will launch queries to validate all transactions placed through the
   1-800 AMERITECH access number via:
      .  LIDB for:
            .  Ameritech LEC Calling Card
            .  Other LECs' calling cards
            .  Collect
            .  Billed to Third
      . Ameritech's Proprietary Card Database for the Ameritech Proprietary Calling Card (Phase I via LIDB, Phase II via direct connect to proprietary card database).
      . A Commercial Credit Card validation platform for Commercial Credit Card . Supplier will receive a positive response from the appropriate validation database on all queries before enabling the customer to complete the transaction.
 . Supplier will provide both the calling and called number information for all calling card, collect and billed to third validation queries that are launched to the appropriate LIDB.
 . The ABS is able to block calls from customers where those billing mechanisms could not be billed via the ABS billing clearinghouse.


* Portions of this exhibit have been redacted to preserve the Company's confidential information.

Call Rating
-----------

 .  Supplier will provide rating tables containing surcharge, first minute and additional minute, with the ability to specify rates by:
     .  Billing method
     .  NPA-NXX
     .  Time of day
     .  Mileage Band

 . Supplier will support promotional rates specific to any element of any rating table; i.e. by customer first five minutes free, first $10.00 free, or first month free, etc., as part of Phase III delivery.
 .  Supplier is able to rate calls in increments from 1 second to 60 seconds.

Recording
---------

Supplier will record and send billed messages to:

 .  Ameritech in standard Bellcore Exchange Message Interface (EMI) format for transactions billed to Ameritech customers in the following manner:
     .  Ameritech LEC Calling Card
     .  Ameritech Proprietary Calling Card
     .  Collect

     .  Billed to Third

 .  Other LECs or clearinghouses for transactions billed to other LECs' customers in the following manner:
     .  LEC Calling Card
     .  Collect
     .  Billed to Third

Retail Pricing
--------------

 .  Messages billed by Supplier will be priced at the following rates:

-----------------------------------------------------------------------------------------------------
Call Completion           Surcharge                      Intra-State                     Inter-State
                                           Local         Intra-LATA      Inter-LATA
-----------------------------------------------------------------------------------------------------
Calling Card
-----------------------------------------------------------------------------------------------------
Mechanized                  $0.75          25c/min       25c/min         25c/min         25c/min
-----------------------------------------------------------------------------------------------------
Op Must Assist              $0.75          25c/min       25c/min         25c/min         25c/min
-----------------------------------------------------------------------------------------------------
Op Assisted                 $2.25          25c/min       25c/min         25c/min         25c/min
-----------------------------------------------------------------------------------------------------
Person to Person            $5.25          25c/min       25c/min         25c/min         25c/min
-----------------------------------------------------------------------------------------------------
Credit Card
-----------------------------------------------------------------------------------------------------
Mechanized                  $1.25          25c/min       25c/min         25c/min         25c/min
-----------------------------------------------------------------------------------------------------
Op Must Assist              $1.25          25c/min       25c/min         25c/min         25c/min
-----------------------------------------------------------------------------------------------------
Op Assisted                 $2.25          25c/min       25c/min         25c/min         25c/min
-----------------------------------------------------------------------------------------------------
Person to Person            $5.25          25c/min       25c/min         25c/min         25c/min
-----------------------------------------------------------------------------------------------------
Collect
-----------------------------------------------------------------------------------------------------
Standard Collect            $2.25          25c/min       25c/min         25c/min         25c/min
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Person to Person            $5.25          25c/min       25c/min         25c/min         25c/min
-----------------------------------------------------------------------------------------------------
Billed to Third
-----------------------------------------------------------------------------------------------------
Billed to Third             $2.50          25c/min       25c/min         25c/min         25c/min
-----------------------------------------------------------------------------------------------------
Person to Person            $5.25          25c/min       25c/min         25c/min         25c/min
-----------------------------------------------------------------------------------------------------
Directory Assistance        $1.05           n / a         n / a           n / a           n / a
-----------------------------------------------------------------------------------------------------
DA Call Completion          $0.00          25c/min       25c/min         25c/min         25c/min
-----------------------------------------------------------------------------------------------------


 . Transactions other than call completion will be charged at the rate specified by Supplier of the enhanced service.

Tariffs
-------

Supplier is responsible for all filing and administration of tariffs, as well as compliance with all Regulatory requests or mandates.

Rate Changes
------------
     [***]

Billing and Collections
-----------------------

Supplier will support all necessary billing arrangements:

 . Supplier will contract with Ameritech as the Billing and Collections (B&C) agent to process all transactions billed to Ameritech customers via the Ameritech LEC Calling Card, Ameritech Proprietary Card, Collect or Billed to Third.

 .  As part of its B&C agreement with Ameritech, Supplier agrees to:
     . Provide Ameritech with the right of inquiry (i.e. the ability for Ameritech customer service representatives to revise the customer's 800 AMERITECH bill)
     .  Format the bill page according to Ameritech's requirements.

 . Supplier will maintain B&C or clearinghouse arrangements to process all transactions billed to other LECs' customers via the Calling Card, Collect or Billed to Third.
 .  Supplier will maintain an account with a merchant bank to process all transactions billed to a commercial credit card.
 . Supplier will comply with Ameritech policy that prohibits back-billing for charges older than those which should have appeared in the preceding 30 day monthly bill cycle.


* Portions of this exhibit have been redacted to preserve the Company's confidential information.

Fraud Management
----------------

 .  Supplier Fraud Management System has the following capabilities:
     . A fraud surveillance system that monitors traffic on a "real-time" basis (i.e. as the calls occur).
     .  The ability to screen based upon the originating ANI.
     . The ability to provide fraud surveillance specific to International calling.

 .  Supplier is able to support Ameritech's monitoring of all 800 AMERITECH attempts and completes through an SS7 connection or CDR feed from an SCP.
 .  Supplier is willing to work with Ameritech and Ameritech's Out-Of Region
   Supplier to implement systems, procedures and enhancements to minimize fraud.

Operator Services
-----------------

 .  Operator Service Centers
     . Supplier operates multiple centers, and provide redundancy between centers.
     . The Operator Services system is ACD (Automatic Call Distributing) based. . Supplier will provide 24x7 support of the ABS platform with live operator assistance for those customers requesting or requiring assistance.
     . The operators will provide the same functionality as the ABS platform (including transfers to other platforms).
     . The operators will brand the service in compliance with Ameritech's requirements.

 .  Operator Training
     .  Supplier will provide reasonable training on Ameritech and 1-800
        AMERITECH.
     .  Ameritech will approve all training, materials and M&P changes.

 .  Operator Work Standards
   [***]

 .  Quality / Customer Satisfaction
     . Supplier will perform 25 call monitoring samples per operator per month to ensure compliance with M&Ps, speed, accuracy, and tone and manner.
     . Supplier will enable Ameritech to randomly sample operators remotely to ensure that 800 AMERITECH meets minimum quality criteria. (remote monitoring is a Phase II capability)
     . Customer complaints relayed to operators will be transcribed, compiled and reported to Ameritech on a weekly basis?
     . Supplier will bring the service into compliance within 30 10 days of failure to meet these quality metrics.

Payphone Identification and Set-Use Fees
----------------------------------------

 . Supplier is able to identify calls made from payphones, in order to compensate the payphone owner via Set-Use Fees, provided II digits are included in the call set-up information.


* Portions of this exhibit have been redacted to preserve the Company's confidential information.

 .  Supplier will be responsible for compensating the payphone owners properly.

Required ABS Platform Features
------------------------------

The following ABS platform features will be supported:

[***]

Desired ABS Platform Features
-----------------------------

In addition to the ABS platform requirements identified earlier in the document, the following features will also be supported:

 .  Busy Line Verify / Busy Line Interrupt

Reporting
---------

 .  Supplier will be responsible for providing a variety of operational, tracking and financial reports, as specified by Ameritech.
 . Supplier will also support Ameritech's needs for ad hoc reports, as requested; subject to fees related to report development to be borne by Ameritech.



Marketing Information
---------------------

Supplier must provide, at Ameritech's request in Ameritech's requested, pre-agreed to format, 800 AMERITECH customer and call detail for Ameritech's marketing efforts in support of 800 AMERITECH and provide such information within one (1) week.


* Portions of this exhibit have been redacted to preserve the Company's confidential information.

                                 ATTACHMENT "B"


* Portions of this exhibit have been redacted to preserve the Company's confidential information.

[Prior to redaction of confidential information this Attachment comprised 3 pages.]

                                 ATTACHMENT "C"

                       PERFORMANCE METRICS AND PENALTIES


DELAYS BY SUPPLIER
------------------

Time is of the essence in Supplier's performance of its obligations under this Agreement. If Supplier has knowledge that anything prevents or threatens to prevent timely performance under this Agreement, Supplier shall immediately notify Ameritech thereof, provided that such notification shall not relieve Supplier of the requirement set forth in the preceding sentence. Ameritech shall review such notice, and if Ameritech determines it is not adversely affected by such delay, then Ameritech shall consent in writing to such delay and the paragraph below shall not apply, unless Supplier subsequently fails to meet the extended date, in which event such paragraph shall apply retroactively from the original date if Ameritech does not consent in writing to such further delay.

If Supplier fails to provide Ameritech Services in accordance with the terms and conditions set forth in this Agreement on or before April 15, 1998, (and consent to an extension is not granted by Ameritech) and such failure is not primarily and directly attributable to Ameritech's failure to perform those obligations identified in this Agreement as being Ameritech's only responsibility Ameritech or any of the reasons covered in the Clause entitled "Force Majeure," then because damages to Ameritech arising from such delay would be difficult if not impossible to ascertain, Ameritech shall be entitled to receive as liquidated damages, and not as a penalty the following non-cumulative amounts as scheduled until such Services are provided. After sixty (60) days delay either party shall have the option to terminate this Agreement.

        1-  7 Days delay  [***]
        8- 14 Days delay  [***] per day
       15- 21 Days delay  [***] per day
       22- 28 Days delay  [***] per day
       29- 35 Days delay  [***] per day
       36- 42 Days delay  [***] per day
       43- 49 Days delay  [***] per day
       50- 56 Days delay  [***] per day
       57- 63 Days delay  [***] per day
       64- 70 Days delay  [***] per day
       71- 77 Days delay  [***] per day
       78- 84 Days delay  [***] per day
       85- 91 Days delay  [***] per day
       92- 98 Days delay  [***] per day
       99-105 Days delay  [***] per day
      106-112 Days delay  [***] per day
      113-120 Days delay  [***] per day


* Portions of this exhibit have been redacted to preserve the Company's confidential information.

DELAYS BY AMERITECH
-------------------

Ameritech must execute this Agreement by [***], in order for Supplier to be able to meet the April 15, 1998, implementation date. In the event Ameritech fails to execute this Agreement on [***], there shall be a day for day slip in Supplier's implementation date. Ameritech agrees that should it delay said implementation date, it will pay Supplier its actual cost incurred during said delay, including but not limited to staffing, network, facilities, training and capital costs. Said payments shall be made within ten (10) business days of invoicing by Supplier.

PERFORMANCE
-----------

If after initial acceptance, Supplier fails to provide to Ameritech the Services in accordance with the terms and conditions set forth in this Agreement, and such failure is not primarily and directly attributable to Ameritech's failure to perform those obligations identified in this Agreement as being Ameritech's responsibility or any of the reasons covered in the Clause entitled "Force Majeure," and such condition continues uncured for thirty (30) days, then Supplier shall pay the following non-cumulative amounts until such Services are provided:

    DAYS DELAY BEYOND THIRTY (30) DAY MAXIMUM
    -----------------------------------------
                       1-7          [***]
                       8-14         [***]
                      15-21         [***]
                      22-28         [***]
                       29 +         [***]


[***]

If such condition continues uncured for a total of sixty (60) days, this Agreement may be terminated by either party.

PROJECTIONS
-----------

Ameritech agrees to provide Supplier with Quarterly forecasts no later than forty five (45) days prior to each Quarter, so that Supplier can adequately staff to provide Services. In the event Ameritech materially overestimates the volume of Services which are actually generated and Supplier incurs costs for over-staffing, Ameritech agrees to reimburse Supplier for its actual costs incurred in connection with said over-staffing. In the event Ameritech materially underestimates the volume of Services which are actually generated, and Supplier is unable to meet the Service standards set forth in Attachment A as a result of said underestimate, Supplier shall be released of meeting said standards until it can reasonably increase its staff to meet the Service demand.

For purposes of this Paragraph, a "material overestimate/underestimate" shall be more than [***] variance.


* Portions of this exhibit have been redacted to preserve the Company's confidential information.

                                 ATTACHMENT "D"

                           CHANGE IN CONTROL ENTITIES


[***]


* Portions of this Agreement have been redacted to preserve the Company's confidential information.

[Prior to redaction of confidential information this Attachment comprised 1 page.]

                                 ATTACHMENT "E"

                              DEVELOPMENT TIMELINE

[***]


* Portions of this Agreement have been redacted to preserve the Company's confidential information.

[Prior to redaction of confidential information this Attachment comprised 2 pages.]